Exhibit 32.2

Certification of Principal Financial Officer Pursuant to 18 U.S.C. Section 1350 as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Pursuant to 18 U.S.C. §1350 and in connection with the Quarterly Report on Form 10-Q of Nuo Therapeutics, Inc. (the “Company”) for the period ended September 30, 2015 (the “Report”), I, David E. Jorden, Acting Chief Financial Officer of the Company, hereby certify, that, to my knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 12, 2015	/s/ David E. Jorden
David E. Jorden
Acting Chief Financial Officer
(Principal Financial Officer)